Filed Pursuant to Rule 497(c)
                                                  Registration No. 333-00767
-------------------------------------------------------------------------------

PROSPECTUS           May 1, 1998

                            AMERINDO TECHNOLOGY FUND
           One Embarcadero                               399 Park Avenue
              Suite 2300                                    22nd Floor
           San Francisco, CA  94111                   New York, New York 10022


     Amerindo Technology Fund (the "Fund"), a non-diversified, open-end, management investment company, is a series of Amerindo Funds Inc. The Fund investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Current income is incidental to the Fund's investment objective. The technology and science areas have exhibited and continue to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in seeking long-term capital appreciation and should not be used as a short-term trading vehicle. The Fund is also designed as a specialized investment vehicle and is not intended to be used by an investor as a complete investment program. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. See "Investment Objective" herein.

     The Fund offers two classes of shares to investors, Class A and Class D shares (each individually a "Class" or collectively the "Classes"). Class A shares are sold subject to an initial sales load of up to 4.00%. Class D shares are sold without an initial sales load. The Fund, on behalf of each Class, has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, each Class pays a servicing fee equal to 0.25% of its respective average daily net assets and Class A pays a distribution fee equal to 0.25% of its average daily net assets. The minimum initial investment for purchases of Class A shares is $10,000 and the minimum subsequent investment is $1,000. The minimum initial investment for purchases of Class D shares is $150,000 and the minimum subsequent investment is $15,000.

     Consistent with the Fund's investment objective of long-term capital appreciation, shareholders in Class A and Class D shares may be subject to a 3.00% redemption fee for redeeming shares held less than one year. The redemption fee is assessed against the net assets redeemed and is retained by the Fund. See "Redemption of Shares".

     The Fund will pay Amerindo Investment Advisors Inc., the Fund's investment adviser (the "Adviser"), an annual advisory fee paid monthly at an annual rate equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives thereunder.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Fund, including additional information concerning risk factors relating to an investment in the Fund, has been filed with the Securities and Exchange Commission in a Statement of Additional Information for the Fund, dated May 1, 1998. This information is incorporated by reference and is available without charge upon request from the Fund at Amerindo Technology Fund, 399 Park Avenue, 22nd Floor, New York, New York 10022. ADS Distributors, Inc. ("ADS"), 670 Second Street, Suite A, Safety Harbor, Florida 34695, has entered into a distribution agreement with the Fund, to serve as the Fund's distributor. General information about the Fund may also be requested in writing to the Fund, Amerindo Technology Fund, 399 Park Avenue, 22nd Floor, New York, New York 10022 or by calling the Fund at (1-888-TECH
FUND).

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

The Fund. Amerindo Technology Fund, a non-diversified, open-end, management investment company, is a series of Amerindo Funds Inc. The Fund offers two classes of shares to investors, Class A and Class D shares.

Investment Objective. The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in seeking long-term capital appreciation and should not be used as a trading vehicle. Current income is incidental to the Fund's investment objective. See "Investment Objective".

Management and Fees. The Fund will pay Amerindo Investment Advisors Inc., the Adviser, an annual advisory fee paid monthly at an annual rate equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives thereunder. American Data Services, Inc. serves as the Fund's administrator (the "Administrator") and receives a monthly fee based on the Fund's average monthly net assets for rendering such administrative services. See "Administrator's Fees." The Fund, on behalf of each Class, has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, each Class pays a servicing fee equal to 0.25% of its respective average daily net assets and Class A pays a distribution fee equal to 0.25% of its average daily net assets. See "Distribution and Service Plan".

How to Purchase Shares. Shares of the Fund may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by the Fund's transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Class A shares are sold subject to an initial sales load of up to 4.00%. Class D shares are sold without an initial sales load. The minimum initial investment in Class A is $10,000 and the minimum subsequent investment is $1,000. The minimum initial investment in Class D is $150,000 and the minimum subsequent investment is $15,000. See "Purchase of Shares".

How to Sell Shares. Shares of the Fund may be redeemed by a shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's transfer agent in proper order. Consistent with the Fund's investment objective of long-term capital appreciation, shareholders of both Class A and Class D may be subject to a 3.00% fee on the redemption of shares held for less than one year. These redemption fees are assessed against net assets and will be retained by the Fund. See "Redemption of Shares".

Dividends and Reinvestment. Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. Shareholders may change this election by notifying their shareholder servicing agent or broker-dealer in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The Fund, however, currently intends to pay dividends and capital gains distributions, if any, at least on an annual basis. See "Dividends and Distributions".

Risk Factors. Investors should consider the risks of investing in the technology and science areas, smaller capitalized companies, and foreign securities. Companies in rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. Investments in securities of foreign issuers may involve risks that are not
associated  with  domestic   investments.   Foreign  issuers  may  lack  uniform
accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. See "Additional Investment Information and Risk Factors". The Fund should not be used as a trading vehicle. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy.

EXPENSE SUMMARY

Investor Transaction Expenses


                                                            Class A                      Class D
                                                            -------                      -------
Maximum Sales Load
 Imposed on Purchases
 (as a percentage of the
 offering price)                                            4.00%                        None
Redemption Fees (for shares
 held less than one year)                                   3.00%                        3.00%

Annual Operating Expenses
 (as a percentage of average net assets)


Management Fees                                             1.50%                        1.50%
12b-1 Fees                                                  0.50%*                       0.25%
Other Expenses (after expense
 reimbursements or fee waivers)                             0.50%**                      0.50%
Total Annual
 Operating Expenses (after expense
    reimbursements or fee waivers)                          2.50%**                      2.25%


Example: An investor in the Fund would pay the following expenses on a $1,000 investment in the Fund assuming a 5% annual return reinvested and redemption at the end of each time period:

                                                              Year 1                    Year 3

                           Class A                            $80                       $104

                           Class D                            $53                       $73

             Assuming no redemption at the end of each time period:

                                                              Year 1                    Year 3

                           Class A                            $ 50                      $104

                           Class D                            $ 23                      $ 73

The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund". The Adviser, the Administrator and the Distributor may voluntarily waive all or a portion of their respective Management Fee, Administrative Fee or 12b-1 Fees. Class A shares were not offered for sale during 1997. Therefore, the "Total Annual Operating Expenses", including "Other Expenses" for the Class A shares, are based on the actual expenses for the Class D shares for the fiscal year ended December 31, 1997. Absent certain expense reimbursements or fee waivers "Other Expenses" and "Total Annual Operating Expenses" for Class D Shares would have been 0.58% and 2.83%, respectively, of the Fund's Class D Shares' average daily net assets. The Example set forth above should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

------------------------

*Includes an annual distribution fee of 0.25% and an annual service fee of 0.25% of the Class A Shares' average daily net assets. As a result of the asset-based sales charge, long-term shareholders of the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

**Estimated, based on Class D shares because Class A shares were not available for sale during the year ended December 31, 1997.

                              FINANCIAL HIGHLIGHTS

The following table provides information about the Fund's financial history. It is based on a single share outstanding throughout the period provided. The table is part of the Fund's financial statements for the year ended December 31, 1997, which are available to shareholders upon request.

                                                                                  October 29, 1996
                                                                                  (commencement
                                                                                  of investment
                                                           For the year ended     operations) through
                                                           December 31, 1997      December 31, 1996
                                                           ------------------     -------------------

Net asset value, beginning of period..............................$9.00....................$10.00
Income (loss) from investment operations
Net investment loss...............................................(0.16)....................(0.04)
Net realized and unrealized gain (loss) on investments............(1.47)....................(0.96)
Total from investment operations..................................(1.63)....................(1.00)
Less distributions
Dividends from net investment income...............................0.00......................0.00
Distribution from realized gains from security transaction.........0.00......................0.00
Total distributions..............................................  0.00....................  0.00
Net asset value, end of period....................................$7.37.....................$9.00
                                                                  -----.....................-----
Total return**...................................................(18.11%)..................(45.69%)*

Ratios/supplemental data
Net assets end of period (in 000's)...............................40,191...................34,210
Ratio of expenses to average net assets............................2.83%.................. 3.82%*
Ratio of expenses to average net assets, net of reimbursement......2.25%.................. 2.25%*
Ratio of net investment income (loss) to average net assets.......(2.83%).................(3.82%)*
Ratio of net investment income (loss) to average net assets, net of reimbursement............................................(2.25%).................(2.25%)*
Portfolio turnover rate..........................................355.21%................... 0.00%
Average commission rate paid......................................0.0500.................. 0.0500

-----------------
*   Annualized
** Based on net asset value per share

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle and should not be used as a complete investment program.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The technology and science areas have exhibited and continue to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Permitted Investments. Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, as well as in foreign securities, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser. The Adviser does not currently intend to invest in these other types of securities.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Baa by Moody's Investor Service, Inc. ("Moody's"), BBB by Fitch Investors Services, Inc., or BBB by Duff & Phelps Credit Rating Co.-such securities may have speculative characteristics) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.

The Fund may invest up to 20% of its assets in foreign securities. It is, however, the present intention of the Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, the Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Adviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund's portfolio turnover rate will be influenced by the Fund's investment objective, other investment policies, and the need to meet redemptions. The rate of portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. For the Fund's annual portfolio turnover rate see "Financial Highlights."

The Fund's investment policies, unlike its investment objective, are not fundamental and may be changed by the Board of Directors without shareholder approval. If a percentage limitation is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's securities will not be considered a violation of the Fund's policies or restrictions.

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

The Technology and Science Areas. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Smaller Capitalized Companies. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Foreign Securities. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which the Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Fund, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the U.S.

Foreign Currency. Investments in foreign securities will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. The value of the Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

Borrowing. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

Short Sales. The Fund may make short sales of securities "against-the-box". A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

Temporary Investments. When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

Repurchase Agreements. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.

Non-Diversified Status. As a "non-diversified" investment company, more of the Fund's assets may be concentrated in the common stock of any single issuer, which may make the value of Fund shares more susceptible to certain risks than shares of a diversified mutual fund. The Fund intends to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will diversify its assets so that, at the close of each quarter of its taxable year: (a) at least 50% of the total value of its assets is represented by cash and cash items, government securities and other securities with respect to which the Fund will not invest more than 5% of its total assets, at market value, in the securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer and (b) not more than 25% of the total value of its assets is invested in securities of any one issuer or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar or related trades or businesses. Changes in the market value of securities in the Fund's portfolio generally will not cause the Fund to cease to qualify as a regulated investment company unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition.

Brokerage and Execution Policies. The Adviser is responsible for the selection of broker-dealers and the negotiation of any brokerage commission rates paid by the Fund. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In the over-the-counter markets, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. In selecting a broker-dealer to execute exchange-traded securities, the Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.

Except as noted above, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of outstanding voting securities of the Fund. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

As a non-diversified investment company, 50% of the assets of the Fund are subject to the following limitations: (a) it may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government and its agencies and instrumentalities, and (b) it may not own more than 10% of the outstanding voting securities of any one issuer.

The Fund operates under certain investment restrictions which are deemed fundamental policies of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. In addition to other restrictions listed in the Statement of Additional Information, the Fund may not (except where specified):

              (i) invest more than 15% of the market value of the Fund's net assets in illiquid investments (as defined herein under "Illiquid Securities") and including foreign securities and bank participation interests for which a readily available market does not exist;

              (ii) purchase  securities on margin or borrow  money,  except from banks for extraordinary or emergency purposes (not for leveraging or investment), provided that such borrowings do not exceed an amount equal to one-third of the value of the total assets of the Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

              (iii)purchase additional  securities while borrowings exceed 5% of its total assets;

              (iv) mortgage,  pledge or  hypothecate  any assets except that the
                   Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (ii) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of net assets; or

              (v) lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions.

                             MANAGEMENT OF THE FUND

     Adviser. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal offices located at One Embarcadero, Suite 2300, San Francisco, California 94111 and 399 Park Ave., New York, New York 10022. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, has been retained by the Board of Directors as the investment adviser for the Fund pursuant to an Investment Advisory Agreement entered into by the Fund on behalf of each Class. The Adviser had assets under management of approximately $2.1 billion at December 31, 1997. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. The Fund's Annual Report to Shareholders contains information regarding the Fund's performance and will be provided, without charge, upon request. Subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

     In the early 1980's, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. As reported in the Wall Street Journal's Money Manager Scorecard on July 24, 1996, May 1, 1996 and January 18, 1996, Amerindo ranked first for its one-year and 5-year performance, respectively. Amerindo did not have a 10-year performance number. Amerindo was not ranked by the Money Manager Scorecard during 1997. Each Money Manager Scorecard represents a ranking at June 30, 1996, March 31, 1996 and December 31, 1995, respectively, of the estimated stock-market performance of U.S. money managers with over $100 million under management. The 1, 5 and 10-year performance rankings were compiled by Thompson Investment Software, CDA Investment Technologies, utilizing data provided by CDA/Spectrum, with respect to data on 754,409, and 217 managers, respectively. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Fund. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based and makes no representation as to the accuracy or completeness of this performance information.

     Amerindo's equity composite includes the portfolios managed in this style of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 1997. Deloitte & Touche LLP has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1996, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The Independent Accountants' Report from Deloitte & Touche LLP is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. Deloitte & Touche LLP is currently conducting its examination with respect to Amerindo's performance for the year ended December 31, 1997. Therefore, the performance numbers for 1997 provided below, as well as the composite performance numbers for the period October 1, 1987 through December 31, 1997, have not yet been confirmed by such audit firm. Amerindo, however, believes that these performance numbers conform with AIMR standards. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1988 through December 31, 1997. Accounts benchmarks are the Standard & Poor's 500 - Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1996, which is in accordance with AIMR standards. Amerindo has chosen to present performance starting with 1988, the first full year of the composite.


The following performance information relates to Amerindo's management of institutional accounts and should not be interpreted as the Fund's performance nor is it indicative of future performance of the Fund.

                         Asset Weighted......Asset Weighted
                         Composite Rate......Composite Rate.....................Growth
                         of Return Gross of..of Return Net of .....S&P..........Index..........Russell
Year ....................Advisory Fees...... Advisory Fees.........500..........H&Q............2000

1988......................8.68%.....................6.97%...........16.50%.........1.79%.........24.89%
1989.....................42.49%....................40.67%...........31.44%........17.41%.........16.24%
1990......................8.49%.....................6.75%...........-3.19%.........3.89%........-19.50%
1991.....................78.39%....................76.52%...........30.55%........94.49%.........46.05%
1992......................8.73%.....................7.61%............7.68%........-3.57%.........18.42%
1993.....................16.42%....................15.08%...........10.00%.........7.81%.........18.89%
1994.....................-1.53%....................-2.66%............1.33%.........3.38%.........-1.82%
1995.....................89.39%....................87.51%...........37.50%........61.72%.........28.44%
1996......................9.61%.....................8.04%...........10.86%........16.59%.........23.22%
1997....................-26.11%...................-26.77%...........33.35%.........3.29%.........21.51%
Annualized rates of return for the period January 1, 1988 to December 31, 1997:
                         19.07%....................17.63%...........18.02%........17.00%.........15.67%

                  Composite  returns are shown both gross and net of investment  management  fees.  The composite  is  derived  from  all  fully  discretionary,  tax-free  sheltered  equity accounts  in  this  style  with  assets  above  $5,000,000.  Past  performance  is no guarantee of future results.

The Fund's total return for each of the period October 29, 1996 (commencement of operations) through December 31, 1997 and for the calendar year ended December 31, 1997 was - 22.97% and - 18.11%, respectively.

In addition to managing the assets of the Fund, the Adviser manages assets on a discretionary basis for other clients and, as a result, the Adviser may effect transactions in such clients' accounts in securities in which the Fund currently holds or, in the near future may hold, a position. The Adviser makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Adviser will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are provided below along with the other directors of the Fund.

Alberto W. Vilar, 57, is Chairman of the Board of Directors and Chief Executive Officer of the Fund. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.

Dr. Gary A. Tanaka, 54, is Director and President of the Fund. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Dr. John Rutledge, 50, is a Director of the Fund. He also is Chairman of Rutledge & Company, Inc., a merchant banking firm, since 1991 and serves as a director of Earle M. Jorgensen Company, Lazard Freres Funds, Fluidrive, Inc., General Medical Corporation, Medical Specialties Group, United Refrigerated Services, Inc. and Utenduhl Capital Partners and is a special advisor to Kelso & Companies, Inc. He is the author of books and investment publications, writes a monthly column in Forbes Magazine and is a frequent contributor to periodicals.

Jude T. Wanniski, 62, is a Director of the Fund. He also has been President of Polyconomics, Inc. since 1978 and serves as a director for Repap Enterprises Inc.

Adviser's Fees. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives thereunder. The Adviser will also receive the service fees of 0.25% of each Class average daily net assets. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Voluntary Expense Subsidization" in the Statement of Additional Information. The Adviser will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Adviser or its affiliates.

Administrator. The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Bermuda. The Administrator also provides turnkey software system solutions to several institutional mutual fund groups and approximately $13 billion are processed through the Administrator's systems annually.

Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors.

Administrator's Fees. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee which is based on the Fund's average net assets. If the Fund's average net assets are: less than $10 million, the Administrator's fee is $1,500 per month; between $10 to $20 million, the Administrator's fee is $1,750 per month; and in excess of $20 million, the Administrator receives $2,000 per month. The Fund also pays the Administrator for any out-of-pocket expenses. In addition, the Administrator serves as the Fund's transfer agent and performs Fund accounting services for which it is paid separately. For additional information, see "Custodian, Transfer Agent and Dividend Agent".

Both the Investment Advisory Agreement and the Administrative Service Agreement are terminable by the Board of Directors of the Fund or the Adviser or the Administrator, respectively, on sixty days' written notice. The Investment Advisory Agreement will terminate automatically in the event of an "assignment" as defined by the Investment Company Act. The Administrative Service Agreement, however, may be assigned provided the non-assigning party provides prior written consent. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Administrator, respectively, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Distributor. ADS Distributors, Inc. ("ADS"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as the Fund's distributor. ADS will be entitled to receive a distribution fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Plan and will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, pursuant to such distribution agreement, ADS may use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of Class A shares. See "Management of Fund" in the Statement of Additional Information. ADS has entered into a dealer agreement with Garal & Company, Inc., an affiliate of the Adviser, to participate in the offer and sale of the shares of the Fund.

Expenses.  The Fund is  responsible  for payment of its expenses,  including the following expenses, without limitation: fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on the Fund; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not the officers of the Adviser, the Administrator or their affiliates; costs of other personnel providing administrative and clerical services; costs of shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing investors and of printing investor application forms for investor accounts.

                               PURCHASE OF SHARES

Initial Investments by Wire. Subject to acceptance by the Distributor, shares of each Class of the Fund may be purchased by wiring immediately available federal funds (subject to each Class's minimum investment) to The Chase Manhattan Bank from your bank which may charge a fee for doing so (see instructions below). The minimum initial investment in Class A is $10,000 and the minimum initial investment in Class D is $150,000, each of which may be waived by the Fund, from time to time.

If money is to be wired, you must call the Transfer Agent at 1-888-TECH FUND to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

                    The Chase Manhattan Bank
                    Huntington, New York
                    ABA# 021000021
                    Account # 5021120976
                    F/B/O Amerindo Technology Fund
                    Ref. (Class)
                    Fund Acct. No.       _________

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Initial Investments by Mail. Subject to acceptance by the Fund's Distributor, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to each Class's minimum investment) payable to:

                    Amerindo Technology Fund
                    c/o American Data Services, Inc.
                    P.O. Box 5536
                    Hauppauge N.Y. 11788-0132

The minimum initial investment in Class A is $10,000 and the minimum initial investment in Class D is $150,000, each of which may be waived by the Fund, from time to time. Subject to acceptance by the Fund's Distributor, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investor will be assessed a $15.00 charge.

Additional Investments. Additional investments may be made at any time (subject to the minimum subsequent investment in Class A of $1,000 and the minimum subsequent investment in Class D of $15,000) by purchasing shares of the particular Class at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class A/Class D) or by wiring monies to the clearing bank as outlined above.

Other Purchase Information. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. ADS, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Shareholders that purchased Class D shares during the period that the Fund was not offering Class A shares for sale will remain Class D shareholders after the date that Class A shares are offered for sale. Investors who purchased Class D shares during such period are not required to meet the $150,000 minimum balance requirement but will be required to maintain a minimum balance of $25,000.

The purchase price paid for shares of each Class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge, with respect to Class A shares. See "Net Asset Value" herein. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A Shares of the Fund are sold on a continuous basis with a maximum front-end sales charge of 4.00% of the net asset value per share. Class D Shares are sold without a front-end sales load. Volume discounts are provided for both initial purchase, as well as for additional purchases of Class A Shares of the Fund. See "Reduction or Elimination of Sales Loads" herein. The Fund reserves the right to reject any subscription for shares.

The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. The Fund and the Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class D Shares of the Fund. The minimum investment for all retirement plans investing in either Class of the Fund is the same as the minimum initial investment for such Class B $10,000 for Class A and $150,000 for Class D. Investors desiring information regarding investments through IRAs should write or telephone the Fund.


      FOR CLASS A SHAREHOLDERS ONLYREDUCTION OR ELIMINATION OF SALES LOADS

Volume Discounts. Volume discounts are provided if the total amount being invested in Class A shares of the Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A Fund shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in the Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.


                                                                                Amount of sales charge
                                                                                reallowed to dealers as
                                                    Sales Charge as a % of............a percent
     Amount of Purchase.........Sales Charge.........Net Amount Invested.........of offering price
     ------------------         ------------        ----------------------     -------------------------
     Less than $50,000..............4.00%...................4.17%..........................4.00%
     $50,000 - $99,000..............3.50%...................3.62%..........................3.25%
     $100,000 - $149,000............2.50%...................2.56%..........................2.25%
     $150,000 or more.................0.......................0..............................0

Letter of Intent. Any investor in Class A may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.

Purchased At Net Value. There is no initial sales charge for "Qualified Persons". Qualified Persons is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer who has executed a valid and currently active selling agreement with the Distributor.

                              REDEMPTION OF SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

By Mail. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order". The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Technology Fund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge N.Y. 11788-0132.

Requests in "good order" must include the following documentation:

              (a) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

              (b) any required signature guarantees (see "Signature Guarantees" below); and

              (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program
("MSP"). Shareholders may contact the Fund at 1-888-TECH FUND for further details.

By Telephone. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-TECH FUND and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Optional Redemption by the Fund. Investors are required to maintain a minimum account balance of at least $10,000 for Class A shares and $150,000 for Class D shares. Certain investors who purchased Class D shares may only be required to maintain a $25,000 minimum account balance provided that they purchased their shares during the period when Class A shares were not being offered for sale. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Further Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

Redemption Fee. The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs-measured by both commissions and bid/ask spreads-which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 3.00% fee on the redemption of shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans). This fee also does not apply to shares held in IRA accounts.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 1998, for example, will be subject to the fee if they are redeemed on or prior to April 4, 1999. If they are redeemed on or after April 5, 1999, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

                           DIVIDENDS AND DISTRIBUTIONS

At least 90% of each Class's net investment income will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for each Class, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Taxes".

The net investment income of each Class for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each Class earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares".

Choosing a Distribution Option. Distribution of dividends from each Class may be made in accordance with several options. A shareholder may select one of three distribution options:

1    Automatic   Reinvestment   Option.   Both   dividends   and  capital  gains
distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2    Cash Dividend Option. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3    All Cash Option.  Both  dividends and capital gains  distributions  will be paid in cash.

                                 NET ASSET VALUE

Net asset value per share for each Class is determined by subtracting from the value of such Class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

The Fund computes each Class's net asset value once daily on Monday through Friday, at 4:15 p.m. New York time, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

                          DISTRIBUTION AND SERVICE PLAN

The Fund, on behalf of each Class, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Class will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of each Class for providing servicing to their clients ("shareholder servicing"), which is subject to a maximum service fee of 0.25% per annum of each Class's average daily net assets. The Plan also provides that the Distributor is paid a fee equal to 0.25% of Class A's average daily net assets, on an annual basis, to enable it to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Class A shareholders (each a "broker-dealer") for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

Each shareholder servicing agent will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Class's shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii) or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, on behalf of each Class, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

                             PERFORMANCE INFORMATION

The Fund, on behalf of each Class, may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Fund intends to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in a particular Class of the Fund over a thirty-day period. This income is then "annualized". That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in a particular Class of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing each Class's yield. Total return is the average annual total return for the period which began at the inception of a particular Class of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. For a description of the methods used to calculate total return, see the Statement of Additional Information. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. For Class A Shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. One-, five- and ten-year periods will be shown, unless the Class of the Fund has been in existence for a shorter period.

The yields and the net asset values of each Class of shares of the Fund will vary based on the current market value of the securities held by the Fund and changes in such Class's expenses. The Adviser, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of a Class of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of a Class of the Fund to yields and total rates of return published for other investment companies and other investment vehicles.

The Fund's Annual Report to Shareholders will contain information regarding the Fund's performance and will be provided, without charge, upon request.

                           DESCRIPTION OF COMMON STOCK

The Fund was incorporated in the State of Maryland on February 6, 1996. The authorized capital stock of the Fund consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into two Classes. Shares of any series or class will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series or class. Each share of any series or class of shares when issued will have equal dividend, distribution, liquidation and voting rights for which it will be issued, and each fractional share will have those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not intend to issue certificates evidencing Fund shares. On April 30, 1996, the Adviser purchased 10,000 shares of the Fund at an initial purchase price of $10.00 per share.

                                      TAXES

The Fund has elected, and intends to continue, to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income taxes on the investment company taxable income and long-term capital gains that it distributes to its investors, provided that at least 90% of its investment company taxable income for the taxable year is distributed. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income and capital gains will be taxed to it at corporate rates.

The Fund has adopted a policy of declaring dividends annually, in an amount based on its net investment income. Dividends paid from taxable income and distributions of any realized short-term capital gains are taxable to investors as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Distributions of net realized capital gains (after utilization of capital loss carryforwards, if any), are made annually to meet applicable distribution and excise tax requirements. If shares that are redeemed have been held by the investor for more than one year, the investor will generally realize a long-term capital gain or loss upon a redemption. An investor who acquires shares shortly before the Fund pays a dividend will be required to include the dividend in income even though the dividend represents, in effect, a return of capital.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to investors, in addition to the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund. Corporate investors are not subject to this requirement.

The Code imposes a nondeductible 4% excise tax on the Fund unless it meets certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not have any material impact on the Fund.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that it will qualify to elect to pass through to its investors the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as net capital gains regardless of the length of time investors have owned their shares. A preferential tax rate for net capital gains is currently applicable for non-corporate shareholders. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

The federal, state and local income tax rules that apply to the Fund and its investors have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse effect on the Fund and its investors for federal and/or state and local income tax purposes. Investors in the Fund should consult their tax advisors about the federal, state and local tax consequences of an investment in the Fund in light of their own individual circumstances.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Northern Trust Company serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend agent. The Fund pays the Administrator the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.

                        COUNSEL AND INDEPENDENT AUDITORS

Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New
York 10022. Morrison, Brown, Argiz & Co., P.A., 1001 Brickel Bay Drive, 9th Floor, Miami, Florida 33131, have been selected as auditors for the Fund.

                              YEAR 2000 COMPLIANCE

As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

AMERINDO FUNDS INC.                                 For assistance in completing the application,
Mail to: Amerindo Technology Fund                   call the Amerindo Technology Fund at
          c/o American Data Services, Inc.          1-888-TECH FUND
          P.O. Box 5536, Hauppauge
          N.Y. 11788-1032

                Amerindo Technology Fund-New Account Application
1. Initial Investment
/ / Class A $_____________________ ($10,000 minimum)
/ / Class D $_____________________ ($150,000 minimum)

2. Account Registration

/  / Individual ___________________________________________ if joint, check one:
                first         middle        last/  /  With Right of Survivorship

                                               /  / Tenants in Common

/  / Joint Tenant__________________________________________ /  / Tenants by the
                first         middle        last                 Entireties

/  / Uniform Gifts/Transfers to Minors Act _____________________________________
                                                  Custodian's Name

Minor's Birthdate ___/___/___

as Custodian for ________________________   State of Residency__________________
                      Minor's Name

/  / Corporation, Trust Partnership, or other Entity ___________________________
                                                          Legal Entity Name

________________________________________________________________________________
Trustee's Name (for trust only)                    Date of Trust (if applicable)

3. ACCOUNT ADDRESS

Street Address    ______________________________________________________________

City/State/Zip    ______________________________________________________________

                  ______________________________________________________________

Daytime Telephone ______________________________________________________________

Citizen of: /  / U.S.    /  / Other Country ____________________________________
                                                     Country of Residence

4. SOCIAL SECURITY/TAX IDENTIFICATION NUMBER

________________________________ or  ___________________________________________
      Social Security Number                Taxpayer Identification Number

5. SOURCE OF INTEREST (PLEASE SPECIFY)

/  / Advertisement __________________________  /  / TV/Newspaper _______________

/  / Internet /  /  Referral_________________________________ /  /  Other


6. DISTRIBUTIONS

Dividends and capital gains will be automatically reinvested unless otherwise indicated. If you wish Dividend/Capital Gains to be paid in cash, please check the appropriate box.

Dividends are to be:/ / Paid in Cash  Capital gains are to be:/ /  Paid in Cash

7. LETTER OF INTENT (LOI) FOR CLASS A SHARES
/ / I agree to the terms of the Letter of Intent and provisions set forth in the Prospectus. Although I am not obligated to do so, it is my intention to invest over a 13 month period:

/ /Less than $50,000 / /$50,000-$99,000 / /$100,000-$149,000 / /$150,000 or more

(purchases made within the last 90 days will be applied towards loi amount)

8. TELEPHONE REDEMPTIONS

If you do not want telephone redemption privileges, check here.  /  /

I (we) authorize The Amerindo Funds and its agents to act upon instructions, from shareholder or dealer of record, received by telephone or letter, to have amounts wired to my (our) bank account designated below or mailed to the address of record established for this account. I (we) ratify any such instructions. If you will be utilizing the bank wiring option, please attach a voided check from your bank account and complete the information below.

_______________________________________________________________________________
Bank Name       Street                    City              State     Zip Code


_______________________________________________________________________________
ABA Routing Number          Account Name               Account Number

9. SIGNATURE & CERTIFICATION FOR THE IRS (US INVESTORS ONLY)

Each of the undersigned has the authority and legal capacity to purchase mutual fund shares, each is of legal age in their state and believes each investment is suitable for themselves. Each of the undersigned has received and read the Prospectus and agrees to its terms.

           Certification - under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - you must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

______________________________ _____________________________________ __________
Signature                      Signature                             Date
  * If joint account, all tenants must sign.
 ** If corporate account or other legal entity, authorized person must sign in capacity.

AMERINDO

TECHNOLOGY FUND



                                                                 Prospectus 1998
                                TABLE OF CONTENTS

                                                                            PAGE

PROSPECTUS SUMMARY.............................................................2

EXPENSE SUMMARY................................................................4

FINANCIAL HIGHLIGHTS...........................................................5

INVESTMENT OBJECTIVE AND POLICIES..............................................6

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS.............................7

INVESTMENT RESTRICTIONS.......................................................10

MANAGEMENT OF THE FUND........................................................11

PURCHASE OF SHARES............................................................14

FOR CLASS A SHAREHOLDERS ONLY REDUCTION OR ELIMINATION OF SALES LOADS.........16

REDEMPTION OF SHARES..........................................................17

DIVIDENDS AND DISTRIBUTIONS...................................................19

NET ASSET VALUE...............................................................19

DISTRIBUTION AND SERVICE PLAN.................................................20

PERFORMANCE INFORMATION.......................................................21

DESCRIPTION OF COMMON STOCK...................................................22

TAXES.........................................................................22

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT..................................23

COUNSEL AND INDEPENDENT AUDITORS..............................................23

YEAR 2000 COMPLIANCE..........................................................23

                            Amerindo Technology Fund

                               Board of Directors
                               ------------------

Alberto W. Vilar                        Amerindo Investment Advisors Inc.
Gary A. Tanaka                          Amerindo Investment Advisors Inc.
John Rutledge                           Rutledge & Company, Inc.
Jude T. Wanniski                        Polyconomics, Inc.



                                Officers of Fund
                                ----------------
              Alberto W. Vilar                    Chairman of the Board
              Gary A. Tanaka                      President
              Anthony Ciulla                      Vice President
              Dana E. Smith                       Vice President

Investment Advisor
---------------------------
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

Administrator and
Transfer and Dividend Agent
---------------------------
American Data Services, Inc.
Hauppauge, New York

Distributor
---------------------------
ADS Distributors, Inc.
Safety Harbor, Florida

Custodian
---------------------------
The Northern Trust Company
Chicago, Illinois

Legal Counsel
---------------------------
Battle Fowler LLP
New York, New York

Independent Auditors
---------------------------
Morrison, Brown, Argiz & Company
Miami, Florida

1-888-TECH FUND
www.amerindo.com

                            AMERINDO TECHNOLOGY FUND

-----------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998
-----------------------------------------------------------------------------

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated May 1, 1998 (the "Prospectus"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Fund at 399 Park Avenue, 22nd Floor, New York, New York 10022. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.






338027.13

                                TABLE OF CONTENTS



THE FUND ...........................................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.....................1


DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES.....1
         THE TECHNOLOGY AND SCIENCE AREAS...........................1
         FOREIGN SECURITIES.........................................2
         U.S. GOVERNMENT OBLIGATIONS................................3
         REPURCHASE AGREEMENTS......................................3
         HEDGING TRANSACTIONS.......................................4
         OPTIONS TRANSACTIONS.......................................5
         LENDING OF SECURITIES......................................5
         VARIABLE-AMOUNT MASTER DEMAND NOTES........................5

INVESTMENT RESTRICTIONS.............................................7
         PERCENTAGE RESTRICTIONS....................................9

MANAGEMENT OF THE FUND..............................................9
         INVESTMENT ADVISER........................................12
         ADVISER'S FEES............................................13
         VOLUNTARY EXPENSE SUBSIDIZATION...........................13
         ADMINISTRATOR.............................................14
         ADMINISTRATOR'S FEES......................................15
         CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT..............15
         FIVE PERCENT SHAREHOLDERS.................................15

TAXES    ..........................................................15

PURCHASE AND REDEMPTION............................................20

DIVIDENDS AND DISTRIBUTIONS........................................21

NET ASSET VALUE....................................................19

COMPUTATION OF YIELD AND PERFORMANCE INFORMATION...................21
         COMPUTATION OF TOTAL RETURN...............................22

DESCRIPTION OF COMMON STOCK........................................23

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN........................24

BROKERAGE .........................................................26

COUNSEL AND INDEPENDENT AUDITORS...................................27

FINANCIAL STATEMENTS...............................................27


338027.13

                                    THE FUND


Amerindo Technology Fund (the "Fund"), a non-diversified, open-end, management investment company, is a series of Amerindo Funds Inc. which was incorporated under Maryland law on February 6, 1996. The Fund offers two classes of shares to investors -- Class A and Class D shares (a "Class" or the "Classes"). THIS FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISK OF LOSS INVOLVED IN SEEKING LONG-TERM CAPITAL APPRECIATION. THE FUND IS ALSO DESIGNED AS A SPECIALIZED INVESTMENT VEHICLE AND IS NOT INTENDED TO BE USED BY AN INVESTOR AS A COMPLETE INVESTMENT PROGRAM. The Fund should not be used as a trading vehicle. Amerindo Investment Advisors Inc. (the "Adviser"), manages the investments of the Fund from day-to-day in accordance with the Fund's investment objective and policies.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

A detailed description of the types and quality of the securities in which the Fund may invest is given in the Prospectus and is incorporated herein by reference. The investment objective is fundamental and may be changed only with the approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle.

         DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES

THE TECHNOLOGY AND SCIENCE AREAS. The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or

                                       -1-
338027.13
significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The technology and science areas have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN SECURITIES. The Fund may invest in certain foreign securities. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than

                                       -2-
338027.13
in the United States. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are obligations which are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years); and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.


REPURCHASE AGREEMENTS. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement


                                       -3-
338027.13
with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

HEDGING TRANSACTIONS. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.


                                       4-
338027.13

To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

OPTIONS TRANSACTIONS. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

LENDING OF SECURITIES. The Fund may, but does not currently intend to, lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

VARIABLE-AMOUNT MASTER DEMAND NOTES. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the

                                       -5-
338027.13
issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks.

The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations (VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the
--------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

                                       -6-
338027.13
participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. The Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such VANs may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate", or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares.

The Fund may not:

(1) Make portfolio investments other than as described under "Investment Objective, Policies and Restrictions" or any other form of investment, where applicable, which meets the Fund's investment criteria, as

                                       -7-
338027.13
         determined by the Adviser and the Board of Directors, and which is consistent with the Fund's objective and policies.

(2) Borrow Money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase additional securities. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its net assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short, except short sales "against-the-box," or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Prospectus or this Statement of Additional Information or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objective, Policies and Risks."

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days or securities that are not readily marketable, except as described in the Fund's Prospectus.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objective, Policies and Risks."


(9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, except in the technology and science areas as set forth under "Investment Objective and Policies" in the Prospectus, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the


                                       -8-
338027.13
         entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.


(10) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the Act.


(11) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

PERCENTAGE RESTRICTIONS. Any investment restrictions herein which involve a maximum percentage of securities or assets, other than the restriction that the Fund may not purchase additional securities while borrowings exceed 5% of the value of the Fund's total assets, shall not be considered to be violated if the change in the percentage holding results from changes in the value of the Fund's securities. Investment restrictions that involve a maximum percentage of securities or assets will be considered to be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

                             MANAGEMENT OF THE FUND

The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those directors are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund. Unless otherwise indicated, the address of each director and officer is 399 Park Avenue, New York, New York 10022.


                                       -9-
338027.13

                       OFFICERS AND DIRECTORS OF THE FUND



*ALBERTO W. VILAR                      Mr. Vilar is Chairman of the Board of
Amerindo Investment Advisors Inc.      Directors and Chief Executive Officer of
One Embarcadero                        the Fund.  He began his career with
Suite 2300                             Citibank N.A. in New York in 1964 and
San Francisco, CA  94111               worked there as an International Credit
399 Park Avenue                        Officer until 1967.  From 1967 to 1971,
22nd Floor                             he served as Vice President, Portfolio
New York, NY 10022                     Manager and Manager of the Investment
(57)                                   Management Division of Drexel Burnham
                                       Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity
                                       Strategy at M.D. Sass Investor Services
                                       in New York.  In 1973, he became Vice
                                       President and Portfolio Manager of
                                       Endowment Management & Research
                                       Corporation in Boston.  From 1977 to
                                       1979, he served as Senior Vice
                                       President, Director of Research, Chief
                                       Investment Strategist and Partnership
                                       Manager of the Boston Company in Boston.
                                       He founded the predecessors of Amerindo
                                       Advisors (U.K.) Limited and Amerindo
                                       Investment Advisors, Inc. (Panama) in
                                       1979 and has served since then as a
                                       Principal Portfolio Manager.  He holds
                                       the degrees of B.A. in Economics from
                                       Washington & Jefferson College and an
                                       M.B.A. from Iona College, and he
                                       completed the Doctoral Studies Program
                                       in Economics at New York University. He has been a Chartered Financial Analyst since 1975.


--------
*        "Interested person" of the Fund, as defined in the Investment Company
         Act.

                                      -10-
338027.13

*DR. GARY A. TANAKA                   Dr. Tanaka is Director and President of
Amerindo Investment Advisors Inc.     the Fund.  He served as a Portfolio
43 Upper Grosvenor Street             Manager for Crocker Bank in San
London, England W1X9PG                Francisco from 1971 to 1977, and as a
(54)                                  Partnership Manager for Crocker
                                      Investment Management Corp. in San
                                      Francisco from 1978 to 1980.  From 1975
                                      to 1980, he also served as a Consultant
                                      to Andron Cechettini & Associates in San
                                      Francisco.  In 1980, he joined the
                                      predecessors of Amerindo Advisors (U.K.)
                                      Limited and Amerindo Investment
                                      Advisors, Inc. (Panama) as a Principal
                                      Portfolio Manager. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

DR. JOHN RUTLEDGE                     Dr. Rutledge is Director of the Fund.
Rutledge & Company, Inc.              He also is Chairman of Rutledge &
One Greenwich Office Park             Company, Inc., a merchant banking firm,
Greenwich, CT  06831                  since 1991 and serves as a director of
(50)                                  Earle M. Jorgensen Company, Lazard
                                      Freres Funds, Fluidrive, Inc., General
                                      Medical Corporation, Medical Specialties
                                      Group, United Refrigerated Services,
                                      Inc. and Utenduhl Capital Partners and
                                      is a special advisor to Kelso &
                                      Companies, Inc.  He is the author of
                                      books and investment publications,
                                      writes a monthly column in Forbes
                                      Magazine and is a frequent contributor
                                      to periodicals.

JUDE T. WANNISKI                      Mr. Wanniski is a Director of the Fund.
Polyconomics, Inc.                    He also has been president of
86 Maple Avenue                       Polyconomics, Inc. since 1978 and serves
Morristown, NJ 07960                  as a director for Repap Enterprises Inc.
(62)


--------
*        "Interested person" of the Fund, as defined in the Investment Company
         Act.

                                      -11-
338027.13

DANA E. SMITH                         Ms. Smith is the Vice President of and
Amerindo Investment Advisors Inc.     Treasurer to the Fund.  She has been the
22nd Floor                            Chief Compliance Officer of Amerindo
399 Park Avenue                       Investment Advisors Inc. since April
New York, NY  10022                   1993.  From December 1991 to March 1993,
(39)                                  she was a Mutual Fund Marketing
                                      Associate at Lazard Freres Asset
                                      Management and an officer of The Lazard
                                      Funds, Inc.

ANTHONY CIULLA                        Mr. Ciulla is the Vice President of the
Amerindo Investment Advisors Inc.     Fund.  He has been the Senior Trader of
One Embarcadero                       Amerindo Investment Advisers Inc. since
Suite 2300                            October 1, 1990.
San Francisco, CA  94111
(66)



                               COMPENSATION TABLE
                  (ESTIMATED FOR THE YEAR ENDED APRIL 30, 1998)

Alberto W. Vilar             $             0     $                0       $              0       $             0
Director

Dr. Gary A. Tanaka                         0                      0                      0                     0
Director
Dr. John Rutledge                     30,000                      0                      0                30,000
Director
Jude T. Wanniski                      30,000                      0                      0                30,000
Director


Each Director who is not an interested person of the Fund receives a base annual fee of $25,000 which is paid by the Fund, plus $1,250 for each meeting attended.


INVESTMENT ADVISER. Amerindo Investment Advisors Inc., a registered investment adviser, is a California corporation, with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser has been employed by the Board of Directors to serve as the investment adviser of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund on behalf of each Class. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.


The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

The Adviser also may provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings

                                       -12-
338027.13
with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations. The Advisory Agreement was approved on May 14, 1996 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Adviser.

The Advisory Agreement has a term which extends to July 30, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each July 31, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


ADVISER'S FEES. Pursuant to the terms of the Advisory Agreement, the Fund, on behalf of each Class, will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. For the calendar year ended December 31, 1997, the Adviser earned an annual fee equal to $609,301 and reimbursed the Fund $234,645 in expenses. This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Adviser for the Fund. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors. See "Expense Limitation" below.


VOLUNTARY EXPENSE SUBSIDIZATION. From time to time, the Adviser may voluntarily assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to any such voluntary assumption of certain expenses by the Adviser, the Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal and accounting expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also

                                      -13-
338027.13
officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.


ADMINISTRATOR. The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Bermuda. The Administrator also provides turnkey software system solutions to several institutional mutual fund groups and approximately $13 billion are processed through the Administrator's systems annually.


Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administrative Service Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange


                                      -14-
338027.13

Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for any out-of-pocket expenses.


In return for providing the Fund with all accounting related services, the Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services. For the calendar year ended December 31, 1997, the Fund paid the Administrator $66,170 for providing such administrative and accounting services.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT. The Northern Trust Company serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend agent.


FIVE PERCENT SHAREHOLDERS. As of December 31, 1997, the following shareholders owned beneficially the number of shares set forth after their names: Antar & Co., c/o Legacy Trust Co., P.O. Box 1471, Houston, Texas 77251-1471, 455,692 shares (9.0%), Mac & Co., c/o Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230- 3198, 293,486 shares (5.8%) and Boston Medical Center, 88 East Newton Street, Boston, MA, 290,276 shares (5.7%) of the Fund.


                                      TAXES


The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.


                                      -15-
338027.13

No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Prospective investors should consult their own tax advisors with respect to the tax consequences of an investment in the Fund. Distributions by the Company made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year.

The Fund has elected, and intends to continue, to qualify under the Internal Revenue Code of 1986, as amended ("the Code"), as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income taxes on its investment company taxable income and the long-term capital gains that it distributes to its shareholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed, and numerous other requirements concerning regulated investment companies are satisfied. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income.

The Fund will be treated as a separate corporation and generally will have to comply with the qualifications and other requirements applicable to regulated investment companies.

The Fund has adopted a policy of declaring dividends annually in an amount based on its net investment income. The amount of each dividend may differ from actual net investment income calculated in accordance with federal income tax principles. Dividends paid from taxable income, if any, and distributions of any realized short term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect that any of its distributions will qualify for the dividends-received deduction for corporations. Distributions of net realized capital gains after utilization of capital loss carryforwards, if any, are made annually to meet applicable distribution and excise tax requirements. Any losses incurred in the taxable year subsequent to October 31, will be deferred to the next taxable year and used to reduce distributions in the subsequent year. Distributions paid by the Fund may result in a liability (or increased liability) under the alternative minimum tax.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


The Code imposes a nondeductible 4% excise tax on the Fund unless it meets certain requirements with respect to distributions of ordinary income and capital gain net income. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, plus at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, which shall be reduced (but not below net capital gain) by the amount of the Fund's net

                                      -16-
338027.13
ordinary loss for the year. It is anticipated that this provision will not have any material impact on the Fund.


In addition to satisfying the distribution requirement described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If for any taxable year the Fund did not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders.


Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that it will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.


In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation.

For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as net capital gains regardless of the length of time shareholders have owned their shares. Such capital gain, if any, will be distributed as capital gain dividends.


                                      -17-
338027.13

Distributions attributable to short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income for federal income tax purposes.

Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after the Fund's taxable year closes, will be taxed as mid-term or long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the shareholder holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend. If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes thereon to be paid by it, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by 65% of their share of the undistributed gain. Distributions of net capital gains are not eligible for the dividends received deduction.

A shareholder will recognize gain or loss on the sale of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale. In general, any gain or loss arising from (or treated as arising from) the sale of shares of the Fund will be considered capital gain or loss and will be mid-term if the shares were held for longer than one year and long-term if the shares were held for more than 18 months. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules applying to certain periods in which the holder's risk of loss with respect to the stock is diminished (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares.

Mid-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate of 28 percent, and long-term capital gains of such taxpayers are currently taxed at a maximum rate of 20% (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1500 for married individuals filing separately).

Distributions by the Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the


                                      -18-
338027.13
reinvestment date. Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. Distributions by the Fund reduce the net asset value of the Fund's shares. If the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, when distributed such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder. The price of shares purchased at that time includes the amount of the forthcoming distribution.

The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates and trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly-offered regulated investment companies.


Interest incurred or continued to purchase shares of the Fund is generally treated as investment interest, and in the case of non-corporate taxpayers is deductible only to the extent of net investment income. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Under the federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Fund with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by such person, where such amounts are treated as income from U.S. sources under the Code.


The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Maryland taxes regulated


                                      -19-
338027.13
investment companies in a manner that is generally similar to the federal income tax rules described herein.

Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.


The federal, state and local income tax rules that apply to the Fund and its shareholders have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse affect on the Fund and its investors for federal and/or state and local tax purposes. Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular federal and state tax situations.



                             PURCHASE AND REDEMPTION



ADS Distributors, Inc. ("ADS"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as distributor. Investors may open accounts in the Fund through the Distributor for the Fund. Pursuant to its distribution agreement with the Fund, for nominal consideration and as agent for the Fund, ADS will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Shares of Class A may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by the Fund's transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Shares of Class D are sold without an initial sales load. Class A shares are sold subject to an initial sales load of up to 4.00%. The Fund's minimum initial investment for Class A shares is $10,000 and the minimum subsequent investment for Class A Shares is $1,000. The minimum initial investment for Class D shares is $150,000 and the minimum subsequent investment for Class D shares is $15,000.




Shareholders that purchased Class D shares during the period that the Fund was not offering Class A shares for sale will remain Class D shareholders after the date that Class A shares were offered for sale. Investors who purchase Class D shares during such period are not required to meet the $150,000 minimum balance requirement but will be required to maintain a minimum balance of $25,000.


Shares of the Fund may be redeemed by a shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's Distributor or transfer agent in proper order. Shareholders in each Class may be subject to a 3.00% fee on the redemption of shares held for less than one year. These redemption fees are assessed against net assets and will be retained by the Fund. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.


The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the

                                      -20-
338027.13
proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

The material relating to the purchase, redemption and exchange of Fund shares in the Prospectus is incorporated herein by reference and investors should refer to the Prospectus for information relating to these areas.

                           DIVIDENDS AND DISTRIBUTIONS

Net investment income is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

Dividends of the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

                                 NET ASSET VALUE

Net asset value per share is determined by subtracting from the value of the Fund's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable Government obligations, indications as to values from dealers and general market conditions.

The Fund computes its net asset value once daily on Monday through Friday, except that the net asset value is not computed for the Fund on the holidays listed herein. The Fund does not determine net asset value per share on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund computes net asset value at 4:15 p.m. New York Time. The days on which a Fund's net asset value is determined are its business days.

                COMPUTATION OF YIELD AND PERFORMANCE INFORMATION

The Fund computes yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum

                                      -21-
338027.13
offering price per share on the last day of the period, according to the following formula:

                   YIELD =          2[(a-b + 1)6 - 1]
                                    cd

Where:   a     =   dividends and interest earned during the period.

         b     =   expenses accrued for the period (net of reimbursements).

         c     =   the average daily number of shares outstanding during the
                   period that were entitled to dividends.

         d     =   the maximum offering price per share on the last day of the period.

Actual future yields will depend on the type, quality, and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

COMPUTATION OF TOTAL RETURN. The total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1 + T)n = ERV

Where:

                  P        =        a hypothetical initial investment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of a hypothetical
                                    $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

Because the Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.


                                      -22-
338027.13

From time to time evaluations of performance of the Fund made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Adviser made by independent sources may be used in advertisements of the Fund.

                           DESCRIPTION OF COMMON STOCK

The Fund was incorporated in the State of Maryland on February 6, 1996. The authorized capital stock of the Fund consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into two Classes. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a investor of record, the Fund does not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Investment Company Act of 1940 (the "Act") including the removal of Fund directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or

                                      -23-
338027.13
until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of the Fund's outstanding shares. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN


The Fund, on behalf of each Class, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Class of the Fund will compensate the Distributor or the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of either Class of shares of the Fund for providing servicing to their clients ("shareholder servicing"), which is subject to a maximum of 0.25% per annum of each Class' average daily net assets. The Plan also provides that the Distributor is also paid a fee equal to 0.25% of the Class A shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund. Fees paid under the Plan may not be waived for individual shareholders. For the calendar year ended December 31, 1997, the Fund paid shareholder servicing fees to the Advisor in an amount equal to $101,550, which were used to provide shareholder servicing and maintain shareholder accounts.


Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit

                                      -24-
338027.13
proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.


The Plan, the shareholder servicing agreements and the distribution agreement each provide that the Adviser and ADS may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom ADS or the Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions of each Class; to compensate certain financial intermediaries for providing assistance in distributing Class shares; (ii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, it provides that the Adviser may use its service fee for the purposes enumerated in (i) above and any asset based sales charges paid to ADS also may be used for purposes of (ii) or (iii) above. ADS or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which a Class is required to pay ADS or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise.


Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to each Class or its shareholders. In addition, state securities laws on this issue may

                                      -25-
338027.13
differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, on behalf of each Class, the distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


                                    BROKERAGE


BROKERAGE. The Adviser makes the Fund's portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser, or portfolio transactions may be effected by the Adviser. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.


The investment information provided to the Adviser is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of the Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.


A majority of the portfolio securities that the Fund purchases or sells will be done as principal transactions. In addition, debt instruments are normally purchased

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



directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for any such purchases. Any transactions involving such securities for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase Government obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

In addition to managing the assets of the Fund, the Adviser manages assets on a discretionary basis for other clients and, as a result, the Adviser may effect transactions in such clients' accounts in securities in which the Fund currently holds or, in the near future may hold, a position. The Adviser makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Adviser will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS


Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Morrison, Brown, Argiz & Co., P.A., 1001 Brickel Bay Drive, 9th Floor, Miami, Florida 33131, have been selected as auditors for the Fund.




                                      -27-
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


                              FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 1997 are available, without charge, upon request. Shareholders will receive Semi-Annual and Annual Reports from the Fund. The annual financial statements are audited by the Fund's independent financial accountants. Copies are available, without charge, upon request. The audited financial statements for the Fund dated December 31, 1997 and the Report of Morrison, Brown, Argiz & Co. thereon, are incorporated herein by reference to the Annual Report to Shareholders dated December 31, 1997.



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